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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 1999


                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-12431                 22-3282551
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                  08809
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (908) 730-7630

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Item 2. Acquisition or Disposition of Assets.

     On February 18, 1999, the Registrant, through its First Community Bank subsidiary acquired Certified Mortgage Associates Inc. ("CMA"), a Marlboro, New Jersey based correspondent mortgage banker. The Registrant paid the shareholders of CMA $2.8 million (the "Purchase Price"). The Purchase Price was paid in cash and shares of the Registrant's common stock, with $1.7 million of the Purchase Price paid in cash and $1.1 million paid in shares of the Registrant's common stock, valued at the average of the bid ask price for the stock during the first twenty trading days in the thirty trading day period prior to consummation of the transaction. The Registrant issued 102,459 shares of its common stock. The transaction will be accounted for as a purchase, and the Registrant will recognize $3,000,000.00 in intangible assets, consisting primarily of the value of the employment agreements of the executives retained from CMA, which it will amortize over eight years.

     In addition, the principals of CMA, including Barry Habib, entered into employment agreements with the Registrant that call for an initial term of five years with options to extend the term for an additional three years. A copy of the Agreement and Plan of Merger, and the Amended Plan of Merger, are annexed hereto as Exhibit 2(i) and 2(ii).

     Item 7. Exhibits.

     The following exhibits are filed with this Current Report on Form 8-K:

           Exhibit No.                    Description
           -----------                    -----------

              2(i) Agreement and Plan of Merger dated as of December 11, 1998, between Registrant and Certified Mortgage Associates, Inc.

              2(ii)         Amendment Agreement to Plan of Merger dated
                            February 18, 1999.


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                                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UNITY BANCORP, INC.
                                                ------------------------------
                                                   (Registrant)


Dated:   February 18, 1999                  By: /s/  KEVIN KILLIAN
                                                ------------------------------
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.                    Description                                  Page
-----------                    -----------                                  ----

2(i)      Agreement and Plan of Merger dated as of December 11, 1998,
          between Registrant and Certified Mortgage Associates, Inc.        5-51

2(ii)     Amendment Agreement to Plan of Merger dated February 18, 1999.   52-53


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